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                                                                    Exhibit 10.7

                        CAPITAL ONE FINANCIAL CORPORATION

                            1994 STOCK INCENTIVE PLAN

                          (As Amended January 18, 2001)

        1. Purpose. The purpose of the Capital One Financial Corporation 1994 Stock Incentive Plan (the "Plan") is to further the long term stability and financial success of Capital One Financial Corporation (the "Company") by attracting and retaining key employees of the Company through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees of the Company upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Awards granted to such employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders. The Plan was adopted by the Board of Directors and approved by the Company's sole shareholder on October 28, 1994.

        The Plan is intended to satisfy the requirements of Securities and Exchange Commission Rule 16b-3 ("Rule 16b-3").

        2. Definitions. As used in the Plan, the following terms have the meanings indicated:

           (a) "Award" means, collectively, the award of an Option, Stock Appreciation Right, Restricted Stock or Incentive Stock under the Plan.

           (b) "Board" means the board of directors of the Company.
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     (c)  "Change of Control" means:

          (i) The acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% (or, if such shares are purchased from the Company, 40%) or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"), provided,
                                                                  --------
     however, that any acquisition by (x) the Company or any of its
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     subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, immediately following such acquisition, more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the

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     Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a Change of Control; or

          (ii) Individuals who constitute the Board as of September 1, 1995 (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to September 1, 1995 whose appointment to fill a vacancy or to fill a new Board position or whose nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

          (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not in the aggregate, immediately following such Business Combination, beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors,

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     as the case may be, of the corporation resulting from such Business
     Combination in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

          (iv) (A) a complete liquidation or dissolution of the Company or (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately following such sale or disposition, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, in the aggregate by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

          (v) Neither the sale of Company common stock in an initial public offering, nor the distribution of Company common stock by Capital One Financial Corporation's parent corporation to its shareholders in a transaction to which Section 355 of the Internal Revenue Code applies, nor any restructuring of the

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     Company or its Board of Directors in contemplation of or as the result of either of such events, shall constitute a Change of Control.

     (d)  "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Company" means Capital One Financial Corporation, a Delaware corporation.

     (f) "Company Stock" means Common Stock of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.

     (g) "Date of Grant" means the date on which an Award is granted by the Committee or such later date specified by the Committee as the date as of which the Award is to be effective.

     (h) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

     (i) "Distribution" means the distribution of the Company's common stock to shareholders of the Company's parent corporation in a transaction to which Code
Section 355 applies.

     (j)  "Distribution Date" means the date on which the Distribution occurs.

     (k) "Fair Market Value" means, on the date shares of the Company Stock are offered in an initial public offering, the offering price, and on any given date thereafter,

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the average of the high and low price on such date as reported on The New York
Stock Exchange-Composite Transactions Tape. In the absence of any such sale, fair market value means the average of the highest bid and lowest asked prices of a share of Company Stock on such date as reported by such source. In the absence of such average or if shares of Company Stock are no longer traded on The New York Stock Exchange, the fair market value shall be determined by the Committee using any reasonable method in good faith.

     (l) "Incentive Stock" means Company Stock awarded when performance goals are achieved pursuant to an incentive plan as provided in Section 9.

     (m) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable Federal income tax treatment under, Code section 422.

     (n) "Insider" means a person subject to Section 16(b) of the Securities Exchange Act of 1934.

     (o) "Nonstatutory Stock Option" means an Option, which does not meet the requirements of Code section 422, or even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.

     (p) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.

     (q) "Parent" means, with respect to any corporation, a "parent corporation" of that corporation within the meaning of Code section 424(e).

     (r)  "Participant" means any employee who receives an Award under the Plan.

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     (s)  "Reload Feature" means a feature of an Option described in an employee's stock option agreement that provides for the automatic grant of a Reload Option in accordance with the provisions described in Section 10(d).

     (t) "Reload Option" means an Option granted to an employee equal to the number of shares of already owned Company Stock delivered by the employee to exercise an Option described in Section 10(d).

     (u) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 8.

     (v) "Restricted Stock Award" means an award of Restricted Stock granted under the Plan.

     (w) "Rule 16b-3" means Rule 16b-3 of the Securities Exchange Act of 1934. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.

     (x) "Stock Appreciation Right" means a right granted under the Plan to receive from the Company amounts in cash or shares of Company Stock upon the surrender of an Option.

     (y) "Stock Option Committee" or "Committee" means the committee appointed by the Board as described under Section 16.

     (z) "Subsidiary" means, with respect to any corporation, a "subsidiary corporation" of that corporation within the meaning of Code section 424(f).

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               (aa)   "10% Shareholder" means a person who owns, directly or
        indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).

        3.     General.  The following types of Awards may be granted under the
Plan: Options, Stock Appreciation Rights, Restricted Stock or Incentive Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.

        4. Stock. Subject to Section 15 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 52,112,640 shares of Company Stock, of which 41,612,640 shares (the "Existing Reserve") may be used for the grant of any Award and 10,500,000 shares (the "New Reserve") may be used for the grant of any Award except Incentive Stock Options, which shall be authorized, but unissued shares. Shares granted under the Plan that expire or otherwise terminate unexercised and shares forfeited pursuant to restrictions on Restricted Stock or Incentive Stock may again be subjected to an Award under the Plan. The Committee is expressly authorized to make an Award to a Participant conditioned upon the surrender for cancellation of an existing Award. For purposes of determining the number of shares that are available for Awards under the Plan, such number shall include the number of shares surrendered by an optionee or retained by the Company in payment of federal and state income tax withholding liabilities upon exercise of a Nonstatutory Stock Option or a Stock Appreciation Right.

        5.     Eligibility.

               (a) Any employee of the Company (or Parent or Subsidiary of the Company) who, in the judgment of the Committee has contributed or can be expected to contribute to the

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profits or growth of the Company (or Parent or Subsidiary) shall be eligible to receive Awards under the Plan. Directors of the Company who are employees and are not members of the Committee are eligible to participate in the Plan. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible employees to receive Awards and to determine for each employee the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Award.

               (b) The grant of an Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an employee any particular amount of remuneration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.

        6.     Stock Options.

               (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the eligible employee stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 7), and the conditions to which the grant and exercise of the Options are subject. This notice shall constitute the stock option agreement between the Company and the eligible employee.

               (b) The exercise price of shares of Company Stock covered by an Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant. If the employee is a 10% Shareholder and the Option is an Incentive Stock Option, the exercise price shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.

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               (c)  Options may be exercised in whole or in part at such times as may be specified by the Committee in the employee's stock option agreement; provided that the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:

                    (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant, (y) three months from the employee's retirement or termination of employment with the Company and its Parent and Subsidiary corporations for reasons other than Disability or death, or (z) one year from the employee's termination of employment on account of Disability or death.

                    (ii) Except as otherwise provided in this paragraph, no
               Incentive Stock Option may be exercised unless the employee is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise (or was so employed not more than three months before the time of the exercise) and has been employed by the Company or a Parent or Subsidiary of the Company at all times since the Date of Grant. If an employee's employment is terminated other than by reason of his Disability or death at a time when the employee holds an Incentive Stock Option that is exercisable (in whole or in part), the employee may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within three months after the employee's termination of employment. If an employee's employment is

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               terminated by reason of his Disability at a time when the
               employee holds an Incentive Stock Option that is exercisable (in whole or in part), the employee may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the employee's termination of employment. If an employee's employment is terminated by reason of his death at a time when the employee holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the employee's death by the person to whom the employee's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.

                      (iii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which incentive stock options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted under the Plan and similar incentive options granted after 1986 under all other plans of the Company and any Parent or Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation

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               Amount, the excess Options will be treated as Nonstatutory Stock
               Options to the extent permitted by law.

               (d) The Committee may, in its discretion, grant Options which by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.

               (e) The maximum number of shares with respect to which Nonstatutory Options or Stock Appreciation Rights may be granted in any calendar year to an employee eligible to participate in the Plan is as follows: the Chief Executive Officer, 1,500,000; each of the next four most highly compensated employees, 1,000,000; each other eligible employee, 500,000.

               (f) The Committee may, in its discretion, grant Options containing or amend Options previously granted to provide for a Reload Feature subject to the limitations of Section 10(d).

               (g) Notwithstanding paragraph (c) above, the Committee may, in its discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions; provided however if the Incentive Stock Option as amended no longer meets the requirements of Code section 422, and as a result such Option no longer qualifies for favorable Federal income tax treatment under Code section 422, the amendments shall not become effective without the written consent of the Participant and provided further that no Incentive Stock Option may be exercised after ten (10) years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five (5) years) from the Date of Grant.

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        7.     Stock Appreciation Rights.

               (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Incentive Stock Option. At the discretion of the Committee, Stock Appreciation Rights may also be granted in connection with all or any part of a Nonstatutory Stock Option, either concurrently with the grant of the Nonstatutory Stock Option or at any time thereafter during the term of the Nonstatutory Stock Option. The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:

                      (i) Stock Appreciation Rights shall entitle the employee, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount in cash or shares of Company Stock (as provided in the Stock Appreciation Right) equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the employee will be entitled to receive upon exercise of the Stock Appreciation Right.

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                      (ii)  Upon the exercise of a Stock Appreciation Right and
               surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.

                      (iii) Subject to any further conditions upon exercise
               imposed by the Committee, a Stock Appreciation Right issued in tandem with an Option shall be exercisable only to the extent that the related Option is exercisable and shall expire no later than the date on which the related Option expires.

                      (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.

               (b) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the employee's Option or the related Stock Appreciation Rights agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.

        8.     Restricted Stock Awards.

               (a) Whenever the Committee deems it appropriate to grant a Restricted Stock Award, notice shall be given to the Participant stating the number of shares of Restricted Stock

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for which the Restricted Stock Award is granted and the terms and conditions to which the Restricted Stock Award is subject. This notice, when accepted in writing by the Participant shall become an award agreement between the Company and the Participant and certificates representing the shares shall be issued and delivered to the Participant. A Restricted Stock Award may be made by the Committee in its discretion without cash consideration.

               (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:

                      (i) Unless otherwise provided by the Committee, Restricted Stock may not be sold, assigned, transferred or disposed of within a six-month period beginning on the Date of Grant.

                      (ii) None of such shares may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares shall have lapsed or shall have been removed pursuant to paragraph (d) or
               (e) below.

                      (iii) If a Participant ceases to be employed by the
               Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock, the restrictions on which shall not have lapsed or shall not have been removed pursuant to paragraph (d) or (e) below, on the date such Participant ceases to be so employed.

               (c) Upon the acceptance by a Participant of a Restricted Stock Award, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to the shares of Restricted Stock subject to such Restricted Stock

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Award, including, but not limited to, the right to vote such shares of
Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.

               (d) The Committee shall establish as to each Restricted Stock Award the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the passage of time, the meeting of performance goals, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant, or the occurrence of a Change of Control.

               (e) Notwithstanding the forfeiture provisions of paragraph
(b)(iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

               (f) Each Participant shall agree at the time his Restricted Stock Award is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate amount of any Federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Restricted Stock subject to the Restricted Stock Award. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.

               (g) The Company may place on any certificate representing Company Stock issued in connection with an Incentive Award any legend deemed desirable by the Company's

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counsel to comply with Federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent.

        9.     Incentive Stock Awards.

               (a) Incentive Stock may be issued pursuant to the Plan in connection with incentive programs established from time to time by the Committee when performance criteria established by the Committee as part of the incentive program have been achieved. If the objectives established by the Committee as a prerequisite to the receipt of Incentive Stock have not been achieved, no stock will be issued, except as provided in (c). A Participant eligible for the receipt or issuance of incentive shares will have no rights as a stockholder before actual receipt of the Incentive Stock.

               (b) Whenever the Committee deems it appropriate, the Committee may establish an incentive program and notify Participants of their participation in and the terms of the incentive program. More than one incentive program may be established by the Committee and they may operate concurrently or for varied periods of time and a Participant may be permitted to participate in more than one incentive program at the same time. Incentive Stock will be issued only subject to the incentive program and the Plan and consistent with meeting the performance goals set by the Committee. Incentive Stock may be issued without cash consideration.

               (c) The Committee may provide in the incentive program, or subsequently, that Incentive Stock will be issued if a Change of Control occurs even though the performance goals set by the Committee have not been met.

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               (d) A Participant's interest in an incentive program may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

               (e) Each Participant shall agree as a condition of his participation in an incentive program and the receipt of Incentive Stock, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, the aggregate amount of any Federal, state or local taxes of any kind required by law to be withheld with respect to the shares of Incentive Stock received. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.

               (f) The Company may place on any certificate representing Company Stock issued in connection with an Incentive Award any legend deemed desirable by the Company's counsel to comply with Federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent.

        10.    Method of Exercise of Options and Stock Appreciation Rights.

               (a) Options and Stock Appreciation Rights may be exercised by the employee giving written notice of the exercise to the Company, stating the number of shares the employee has elected to purchase under the Option or the number of Stock Appreciation Rights he has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided that if the terms of an Option so permit, the employee may (i) deliver Company Stock that the Participant has owned for at least six (6) months (valued at Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a properly executed exercise notice together with

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irrevocable instructions to a broker to promptly deliver to the Company the amount of the sale or loan proceeds to pay the exercise price, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be equal to the minimum interest rate required at the time to avoid imputed interest to the Participant under the Code.

               (b) Options and Stock Appreciation Rights may also be exercised by the employee in accordance with any other method or methods of exercise as may be approved from time to time by the Committee;

               (c) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with Federal or state securities laws, and the Company may require of the employee a customary written indication of his investment intent. Until the employee has made any required payment, including any applicable Federal, state and local withholding taxes, and has had issued to him a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.

               (d) If an employee exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock, the employee shall automatically be granted a Reload Option. The Reload Option shall be subject to the following provisions:

                   (i) The Reload Option shall cover the number of shares of
               Company Stock delivered by the employee to the Company to exercise the Option with the Reload Feature;

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                      (ii)  The Reload Option will not have a Reload Feature;

                      (iii) The exercise price of shares of Company Stock
               covered by a Reload Option shall be 100% of the Fair Market Value of such shares on the date the employee delivers shares of Company Stock to the Company to exercise the Option that has a Reload Feature;

                      (iv) The Reload Option shall be subject to the same restrictions on exercisability as those imposed on the underlying Option (possessing the Reload Feature);

                      (v) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature).

The Committee may, in its discretion, cause the Company to place on any certificate representing Company Stock issued to a Participant upon the exercise of an underlying Option (possessing a Reload Feature as evidenced by the stock option agreement for such Option) delivered pursuant to this subsection (d), a legend restricting the sale or other disposition of such Company Stock.

               (e) Notwithstanding anything herein to the contrary, Awards shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3, or any replacement rule adopted, as the same now exists or may, from time to time, be amended.

        11. Applicable Withholding Taxes. As an alternative to making a cash payment to the Company to satisfy tax withholding obligations, the Committee may establish procedures permitting the Participant to elect to (a) deliver shares of already owned Company Stock or (b)

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have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Federal, state and local tax liabilities of the Participant arising in the year the Award becomes subject to tax. Any such election shall be made only in accordance with procedures established by the Committee.

        12. Transferability of Awards and Options. To the extent required by the Code, Awards, by their terms, shall not be transferable by the Participant except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant or by his guardian or legal representative. The Committee is expressly authorized, in its discretion, to provide that all or a portion of a Nonstatutory Stock Option or Stock Appreciation Right may be granted to a Participant upon terms that permit transfer of the Nonstatutory Stock Option or Stock Appreciation Right in a form and manner determined by the Committee.

        13. Effective Date of the Plan. This Plan having been adopted by the Company's Board and approved by the Company's sole shareholder shall be effective on October 28, 1994. Until the requirements of any applicable federal and state securities laws have been met, no Option or Stock Appreciation Right shall be exercisable and no award of Restricted Stock or Incentive Stock shall be made.

        14. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on October 27, 2004. No Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided, that, if and to the extent required by the Code, no change shall be made that materially increases the total number of shares of Company Stock reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 15), materially expands the class of persons eligible to receive Awards, or materially increases the benefits accruing to Participants under the Plan, unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may amend the Plan and unilaterally amend Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, detrimentally affect a Participant's rights under an Award previously granted to him.

        15.    Change in Capital Structure.

               (a) In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted under the Plan, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.

               (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.

               (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.

        16. Administration of the Plan. The Plan shall be administered by the Committee consisting solely of two or more nonemployee directors of the Company (within the meaning of Rule 16b-3), who shall be appointed by the Board. The Committee shall have general authority to impose any limitation or condition upon an Award the Committee deems appropriate to achieve the objectives of the Award and the Plan and, in addition, and without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:

               (a) The Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive an Award and the nature of the Award, (ii) the number of shares of Company Stock to be covered by each Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) whether to include a Reload Feature in an Option and to impose limitations on the use of shares acquired through the exercise of a Reload Option to exercise Options, (vi) the fair market value of Company Stock, (vii) the time or times when an Award shall be granted,

        (viii) whether an Award shall become vested over a period of time and when it shall be fully vested, (ix) conditions relating to the length of time before disposition of Company Stock received in connection with an Award is permitted, (x) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xi) whether to accelerate the time of receipt of Incentive Stock or the time when any or all restrictions with respect to Restricted Stock will lapse or be removed, (xii) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock or the lapse of restrictions on Restricted Stock, (xiii) when Options and Stock Appreciation Rights may be exercised, (xiv) whether a Disability exists, (xv) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xvi) whether to approve a Participant's election
        (x) to deliver shares of already owned Company Stock to satisfy tax liabilities arising upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right or (y) to have the Company withhold from the shares to be issued upon the exercise or receipt of an Award that number of shares necessary to satisfy tax liabilities arising from such exercise or receipt, (xvii) notice provisions relating to the sale of Company Stock acquired under the Plan, and (xviii) any additional requirements relating to Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall also have the power to amend the terms of previously granted Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Award.

               (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

               (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.

               (d) The Board of Directors from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee.

        17. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered as follows: (a) if to the Company - delivery shall be made personally or by first class mail, postage prepaid at its principal business address to the attention of the Company's Director of Human Resources; and (b) if to any Participant - personally, including by delivery through the Company's internal electronic system with a return receipt requested or interoffice mail system, or by first class mail, postage prepaid, at the last known address of the Participant known to the sender at the time the notice or other communication is sent.

        18. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect.

        19. Foreign Equity Incentive Plans. The Committee may authorize any foreign Subsidiary or any foreign unincorporated division of the Company or of a Subsidiary to adopt a plan for granting Awards (a "Foreign Equity Incentive Plan"). All Awards granted under a Foreign Equity Incentive Plan shall be treated as grants under this Plan. A Foreign Equity Incentive Plan shall have such terms as the Committee permits; provided that such terms are not inconsistent with the provisions of this Plan; and provided further that such terms may be more restrictive than those in this Plan. Awards granted under a Foreign Equity Incentive Plan shall be governed by the terms of this Plan except to the extent that the terms of the Foreign Equity Incentive Plan are more restrictive than the terms of this Plan, in which case such terms of the Foreign Equity Incentive Plan shall control.

        20. Substitute Award. The Committee may make a grant of an Award to an employee of another corporation who becomes an employee of the Company (or Parent or Subsidiary of the Company) by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization, liquidation or similar transaction involving the Company (or Parent or Subsidiary of the Company) in substitution for any award made by such corporation. The terms and conditions of the substitute Award may vary from the terms and conditions required by the Plan and from those of the substituted award. The Committee shall prescribe the provisions of the substitute Award.

        21. Provisions Applicable to French Employees. Notwithstanding any other provision of the Plan to the contrary, the following provisions shall apply to Options granted to any employee who is employed by a French company or who works primarily in France (hereinafter collectively referred to as a "French Employee").

               (a) Notwithstanding anything to the contrary herein, whether a Disability exists for a French Employee shall be determined in accordance with French law.

               (b) Notwithstanding the provisions of Section 3 herein, only Options may be granted to French Employees to the exclusion of any other type of Awards. Moreover, Options granted under the Plan to French Employees may be Nonstatutory Stock Options only.

               (c) Notwithstanding anything to the contrary herein, no Option shall be granted to any French Employee who holds more than ten percent of the Company's capital as of the Date of Grant.

               (d) Notwithstanding the provisions of Section 4 herein, (i) at no time shall the number of shares underlying Options granted to French Employees but not exercised exceed one-third of the total number of shares of Company Stock issued and outstanding, and (ii) the Committee shall not make an Award to any French Employee conditioned upon the surrender for cancellation of an existing Award.

               (e) Notwithstanding the provisions of Section 6(b) herein, all Options granted to French Employees shall be granted at an exercise price per share equal to the greater of (i) the Fair Market Value per share of Company Stock as of the Date of Grant and (ii) 80% of the average Fair Market Value per share of Company Stock for the 20 trading days preceding the Date of Grant.

               (f) Notwithstanding anything to the contrary herein, in respect of a Participant who is a French Employee, upon such French Employee's death, the vested portion of such Participant's Option shall remain exercisable for a six-month period after the date of his death and shall be exercisable by his heirs, provided his heirs agree to comply with and be bound by the Plan and the employee's stock option agreement, if applicable.

               (g) Notwithstanding anything to the contrary herein, in respect of a Participant who is a French Employee, the method of exercise shall comply with applicable French law.

               (h) Notwithstanding the provisions of Section 12 herein, no Option granted to a French Employee shall be transferable except as provided in paragraph (f) above.

               (i) Notwithstanding the provisions of Section 14 herein, no Options shall be granted to any French Employee under the Plan five years after the later of (i) the date the Company's shareholders initially approved the Plan or (ii) the date on which the Plan has been subsequently re-authorized, in its original form or as amended from time to time by the Board, by the Company's shareholders.

               (j) Notwithstanding anything to the contrary herein, no portion of any Option granted to a French Employee shall become exercisable before the second anniversary of the Date of Grant. Moreover, notwithstanding anything to the contrary herein, no share of the Company Stock received pursuant to the exercise of an Option by a French Employee may be sold for a three-year period after the date the Option is exercised, unless (i) such sale occurs on or after the fifth anniversary of the Option's Date of Grant; (ii) the Optionee is dismissed or retired from the Company (to the extent that the Optionee has exercised Options at least three months prior to notice of such dismissal or retirement); (iii) the Optionee's dies or terminates due to disability. The stock option agreements with respect to French Employees shall reflect these restrictions and may provide that if the Optionee sells shares in breach of the foregoing restrictions, he or she shall be responsible for his or her share of any taxes or social charges arising from such sale.

               (k) Notwithstanding anything to the contrary herein, the Company shall not amend or terminate all or a portion of an Option granted to any French Employee without the consent of such French Employee.

               (l) Notwithstanding the provisions of Section 15 herein, any adjustment made to any Option granted to a French Employee shall comply with applicable French law.

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